UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/26/2009

HUTTIG BUILDING PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14982

DE	43-0334550
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

555 Maryville University Drive, Suite 400, St. Louis, MO 63141
(Address of principal executive offices, including zip code)

314-216-2600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On March 26, 2009, Kenneth L. Young resigned, effective April 10, 2009, as the Vice President, Chief Financial Officer and Secretary of Huttig Building Products, Inc. (the "Company").    Mr. Young joined the Company in January 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTTIG BUILDING PRODUCTS, INC.

Date: March 31, 2009	By:	/s/ Jon P. Vrabely
Jon P. Vrabely
President & C.E.O.